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                                                                    EXHIBIT 10.4

                        DIAMOND MULTIMEDIA SYSTEMS, INC.
                                 1992 STOCK PLAN


SECTION 1.  PURPOSE

    The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options ("ISO") intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2.  DEFINITIONS

          (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

          (d) "Company" shall mean Diamond Multimedia Systems, Inc., a California corporation.

          (e) "Disability" shall mean the condition of an Optionee which renders him or her unable to engage in his or her normal occupation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and (iii) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second and third sentences of Section 4(a).

          (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.


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          (h)  "Fair Market Value" shall mean the value of one (1) Share of
               Stock, determined as follows:

               (i) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

               (ii) If the Shares are traded over-the-counter on the NASDAQ
                    System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

               (iii) If neither (1) nor (2) applies, then the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

          (i)  "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

          (j) "Nonstatutory Option" shall mean an employee stock option that is not an ISO.

          (k) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan.

          (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          (m)  "Optionee" shall mean an individual who holds an Option.

          (n) "Plan" shall mean this Diamond Multimedia Systems. Inc. 1992 Stock Plan.

          (o) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

          (p)  "Service" shall mean service as an Employee.

          (q) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

          (r)  "Stock" shall mean the Common Stock of the Company.

          (s) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

          (t) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.


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          (u)  "Subsidiary" shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.  ADMINISTRATION

          (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

          (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

          (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

               (i)  To interpret the Plan and to apply its provisions;

               (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

               (iii)To authorize any person to execute, on behalf of the
                    Company, any instrument required to carry out the purposes of the Plan;

               (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

               (v)  To select the Offerees and Optionees;

               (vi) To determine the number of Shares to be offered to each
                    Offeree or to be made subject to each Option;

               (vii)To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

               (viii)To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;



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               (ix) To amend any outstanding Stock Purchase Agreement or Stock
                    Option Agreement;

               (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

               (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

        All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

          (d) Financial Reports. Not less often than annually, the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4.  ELIGIBILITY

          (a) General Rule. Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

          (b) Ten-Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless
               (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100 percent of the Fair Market Value of a Share and (iii) in the case of an Option, such Option by its terms is not exercisable after the expiration of five years from the date of grant.

          (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

          (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.


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SECTION 5.  STOCK SUBJECT TO PLAN

          (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed two million two hundred seventy-five thousand (2,275,000) Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES

          (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

          (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

          (d) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.


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          (e)  Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(c).

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS

          (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

          (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in
               Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

          (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee at its sole discretion.


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        (f)    Term. The Stock Option Agreement shall specify the term of the
               Option. The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

        (g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (h) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, each Option shall provide that the Optionee shall have the right to exercise the Option for at least 30 days following termination of service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's service terminates due to death or Disability.

          (i) No Rights as a Shareholder. An Optionee. or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares.

          (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

          (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8.  PAYMENT FOR SHARES

          (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d) and
               (e) below.



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        (b)    Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or his representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of
               Section 6(c).

          (d) Promissory Notes. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note shall be paid in full.

          (e) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9.  ADJUSTMENT OF SHARES

          (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

          (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options for the purchase of Shares by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume outstanding Options, the agreement of merger or reorganization may provide for payment of a cash settlement for exercisable Options equal to the


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               difference between the amount to be paid for one Share under such agreement and the Exercise Price and for the cancellation of Options not exercised or settled, in either case without the Optionees' consent.

          (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class,
               (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  LEGAL REQUIREMENTS

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO EMPLOYMENT RIGHTS

        No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS

          (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants or Stock awards already made shall be null and void, and no additional Option grants or Stock awards shall be made after such date. The Plan shall terminate automatically ten
               (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

          (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option or award granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option or award was granted. An amendment of the Plan shall be subject to the


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               approval of the Company's stockholders only to the extent
               required by applicable laws, regulations or rules.

          (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option or award or sale of Shares granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION

        To record the adoption of the Plan by the Board of Directors on December 14, 1992, and as subsequently amended and restated, the Company has caused its authorized officers to execute the same, on this 17th day of August, 1994.

Diamond Multimedia Systems, Inc.


----------------------------------------
William J. Schroeder, President and CEO


----------------------------------------
Gary B. Filler, Vice President,
Finance and CFO



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                        DIAMOND MULTIMEDIA SYSTEMS, INC.
                             A DELAWARE CORPORATION

                                 1992 STOCK PLAN

                              AMENDED AND RESTATED

                    STOCK OPTION AGREEMENT -- EARLY EXERCISE

14.     NOTICE OF STOCK OPTION GRANT

Name of Optionee:  (Employee)

        You have been granted an option to purchase Common Stock (as hereinafter defined) of the Company, subject to the terms and conditions of this Option Agreement, as follows:

Date of Grant:                      January 1, 1995 (replacement of option in
                                    connection with merger of Diamond Multimedia
                                    Systems, Inc., a California corporation, into the Company)

Exercise Price per Share:           $0.10

Total Number of Shares Granted:     (M 1992 Plan)

Total Exercise Price:               $(Ttl Ex Prc)

Type of Option:                     [X]     Incentive Stock Option
                                    [ ]     Nonstatutory Stock Option

Term/Expiration Date:               January 1, 2005

15.     VESTING SCHEDULE:

        The Shares (as hereinafter defined) subject to this Option (as hereinafter defined) shall vest according to the following schedule:

               (i) (Vested 1195) Shares are vested as of January 1, 1995.

               (ii) The balance of the Shares shall vest in equal monthly increments for a period of (Rem to Vest) months, commencing February 1, 1995, assuming Optionee's Continuous Status as an Employee or Consultant does not terminate.

               (iii) Vesting under this section will cease in the event that Optionee's Continuous Status as an Employee or Consultant terminates.

16.     TERMINATION PERIOD:



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        This Option may be exercised for thirty (30) days after termination of
Optionee's Continuous Status as an Employee or Consultant (as hereinafter defined). Thereafter, to the extent the Option has not been exercised, the Option shall terminate.

17.     AGREEMENT

        (a) Grant of Option. Diamond Multimedia Systems, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (as hereinafter defined) set forth in the Notice of Stock Option Grant (the "Notice of Grant"), at the Exercise Price per Share (as hereinafter defined), subject to the terms, definitions and provisions contained herein.

        (b) Exercise of Option. This Option shall be exercisable during its term as follows:

               (i) Right to Exercise.

                      (1) Subject to subsections 2(a)(ii) through 2(a)(iv) below, this Option may be exercised in whole or in part at any time or from time to time, provided that this Option may only be exercised by delivery to the Company of a restricted stock purchase agreement in the form attached hereto as Exhibit A-1 (the "Restricted Stock Purchase Agreement") which provides, inter alia, that all Unvested Shares acquired thereby shall be subject to a right of repurchase by the Company on the terms set forth in such Agreement.

                      (2) This Option may not be exercised for a fraction of a Share.

                      (3) In the event of Optionee's death, disability or other termination of Optionee's Continuous Status as an Employee or Consultant, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in subsection 2(a)(iv).

                      (4) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

               (ii) Method of Exercise. This Option shall be exercisable by execution of a Restricted Stock Purchase Agreement which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such Restricted Stock Purchase Agreement shall be delivered in person or by certified mail to the Secretary of the Company and shall be accompanied by payment of an amount equal to the Aggregate Exercise Price (as hereinafter defined). This Option shall be deemed to be exercised upon receipt by the Company of such Restricted Stock Purchase Agreement accompanied by the Aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        (c) Method of Payment. Payment of the Aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (i) cash; or

               (ii) check; or

               (iii) surrender of other Shares, in which case, the determination of the Fair Market Value of the Shares so surrendered shall be made as of the date of such surrender; provided that, upon any such surrender after such time as the Company's Common Stock has been registered under the Exchange Act, any Shares so surrendered which were acquired upon exercise of a Company option shall have been owned by the Optionee for more than six (6) months on the date of surrender; or

               (iv) to the extent permitted by the Board, delivery of a properly executed Restricted Stock Purchase Agreement together with such other documentation as the Board, and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the proceeds of the sale or loan, if applicable.

        (d) Restrictions on Exercise. The Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        (e) Termination of Relationship. In the event Optionee's Continuous Status as an Employee or Consultant terminates, Optionee may exercise the Option during the Termination Period set out in the Notice of Grant, provided that such exercise is permitted only with regard to Shares that have become Vested Shares as of the date of such termination. If Optionee does not exercise the Option to the extent so entitled within the time specified in the Notice of Grant, the Option shall terminate and the Optioned Stock shall revert to the Company.

        (f) Disability of Optionee. Notwithstanding the provisions of Section 5 above, in the event Optionee's Continuous Status as an Employee or Consultant terminates as a result of Optionee's permanent disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of the Option as set forth in Section 9 below), exercise the Option, provided that such exercise is permitted only with regard to Shares that have become Vested Shares as of the date of such termination. If Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Optioned Stock shall revert to the Company.

        (g) Death of Optionee. In the event that Optionee's Continuous Status as an Employee or Consultant terminates as a result of the death of Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of the Option as set forth in Section 9 below) by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, provided that such exercise is permitted only with regard to Shares that have become Vested Shares as of the date of death.

        (h) Non-Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, the successors and assigns of the Optionee.

        (i) Term of Option. The Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option Agreement.

        (j) Definitions. As used herein, the following definitions shall apply:

               (i) "Aggregate Exercise Price" means, with respect to any exercise of the Option, the product of (x) the number of Shares as to which the Option is being exercised and (y) the Exercise Price per Share.

               (ii) "Board" means the Board of Directors of the Company.

               (iii) "Code" means the Internal Revenue Code of 1986, as amended.

               (iv) "Common Stock" means the Common Stock of the Company.

               (v) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

               (vi) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

               (vii) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, provided that the payment of a director's fee by the Company shall not, in and of itself, be sufficient to constitute "employment" by the Company.

               (viii) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (ix) "Exercise Price Per Share" means the exercise price per Share set forth in the Notice of Grant.

               (x) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (1) if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market system of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                      (2) if the Common Stock is quoted on the Nasdaq System (but not on the National Market system thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                      (3) in the absence of an established market for the Common Stock, Fair Market Value thereof shall be determined in good faith by the Board.

               (xi) "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (xii) "Nonstatutory Stock Option" or "NSO" means an Option not intended to qualify as an Incentive Stock Option.

               (xiii) "Option" means the stock option granted pursuant to this Option Agreement.

               (xiv) "Optioned Stock" means the Common Stock subject to the Option.

               (xv) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (xvi) "Share" means a share of the Common Stock.

               (xvii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (xviii)"Unvested Shares" means those Shares that, as of any particular date, have not vested in accordance with the vesting schedule set forth in the Notice of Grant.

               (xix) "Vesting Commencement Date" means the date set forth as the vesting commencement date in the Notice of Grant.

               (xx) "Vested Shares" means those Shares that, as of any particular date, have vested in accordance with the vesting schedule set forth in the Notice of Grant.

        (k) Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (i) Exercising the Option.

                      (1) Nonstatutory Stock Option. There may be a regular federal income tax liability and state income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price per Share. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If the Optionee is subject to Section 16 of the Exchange Act the date of income recognition may be deferred for up to six months.

                      (2) Incentive Stock Option. There is no regular federal income tax or state income tax liability upon exercise of an ISO. Although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of the exercise over their Aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such Change of Status.

               (ii) Disposition of Shares.

                      (1) NSO. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes.

                      (2) ISO. If the Optionee holds ISO shares for at least one year after exercise and two years after the date of grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the Aggregate Exercise Price or (B) the difference between the sale price of such Shares and the Aggregate Exercise Price.

        (l) Additional Actions. The parties will execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        (m) Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five

(5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Optionee, at Optionee's address as set forth beneath Optionee's signature to this Agreement, or at such other address as Optionee shall have furnished to the Company in writing, or (ii) if to the Company, to Diamond Multimedia Systems, Inc., 1130 East Arques Avenue, Sunnyvale, California 94086, Attention: Assistant Corporate Secretary and with copy to Wilson Sonsini Goodrich and Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, Attention: Howard Zeprun, Esq., or at such other address as the Company shall have furnished to Optionee.

        (n) Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of the California Department of Corporations, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon the Optionee, Optionee's heirs, executors, administrators, successors and assigns.

        (o) Entire Agreement; Amendment. This Agreement, the Restricted Stock Purchase Agreement and, if applicable, any Joint Escrow Agreement or Security Agreement executed in connection herewith, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        (p) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

                                 DIAMOND MULTIMEDIA SYSTEMS, INC.,
                                 a California corporation


                                 -------------------------------------------
                                 Name: William J. Schroeder
                                 Title: President and Chief Executive Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: January 1, 1995                Name:
                                           ------------------------------------
                                      Address:
                                               --------------------------------

                                               --------------------------------

                       RESTRICTED STOCK PURCHASE AGREEMENT


        THIS AGREEMENT is made between (Employee) ("Purchaser") and Diamond Multimedia Systems, Inc., a Delaware corporation (the "Company") as of January 3, 1995.

        WHEREAS, pursuant to the exercise of the stock option granted to Purchaser pursuant to the Stock Option Agreement dated January 1, 1995 (the "Option Agreement"), which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase the Shares (as hereinafter defined), of which a total of (Vested 1195) Shares are Vested Shares and a total of (M 92 Unvest Optns) Shares are Unvested Shares on the date hereof;

        WHEREAS, pursuant to the terms of the Option Agreement, as a condition to Purchaser's exercise of the Option, Purchaser must execute this Restricted Stock Purchase Agreement (the "Agreement"), which sets forth the rights and obligation of the parties with respect to the Shares.

        NOW, THEREFORE, the parties hereby agree as follows:

        1. Purchase and Sale of Stock. Purchaser hereby purchases from the Company, and the Company hereby issues and sells to Purchaser, an aggregate of (M 1992 Plan) shares of Common Stock (as hereinafter defined) (the "Shares"), at a price of $0. 10 per share, or an aggregate purchase price of $(Ttl Ex Prc) (the "Aggregate Purchase Price"). The Aggregate Purchase Price is hereby paid by check. The Company will, promptly after execution of this Agreement, issue a certificate representing the Shares registered in the name of the Purchaser, which certificate shall be held in escrow pursuant to the provisions of Section 5 hereof.

        2. Adjustments. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any further stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        3. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" means the Board of Directors of the Company.

               (b) "Code" means the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" means the Common Stock of the Company.

               (d) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

               (e) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

               (f) "Disinterested Board" means the Board of Directors of the Company excluding those members of the Board of Directors, if any, who are parties to agreements or arrangements identical to or substantially similar to this Agreement.

               (g) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, provided that the payment of a director's fee by the Company shall not, in and of itself, be sufficient to constitute "employment" by the Company.

               (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market system of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) if the Common Stock is quoted on the Nasdaq System (but not on the National Market system thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                      (iii) in the absence of an established market for the Common Stock, Fair Market Value thereof shall be determined in good faith by the Board.

               (j) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (k) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (l) "Unvested Shares" means those Shares that, as of any particular date, have not vested in accordance with the vesting schedule set forth in Section 4.

               (m) "Vested Shares" means those Shares that, as of any particular date, have vested in accordance with the vesting schedule set forth in Section 4.

        4. Vesting.

        The Shares shall vest and be released from the Company's Repurchase Option (as hereinafter defined) in accordance with the following provisions:

               (a) (Vested 1195) of the Shares are vested as of the date hereof,

               (b) (Shs per Mo) of the Shares will vest on the first day of each month beginning on February 1, 1995, assuming Purchaser's Continuous Status as an Employee or Consultant does not terminate; and

               (c) Vesting under this subsection will cease in the event that Purchaser's Continuous Status as an Employee or Consultant terminates. At such time, the repurchase provisions of Section 5 hereof will apply to all Shares that are Unvested Shares as of the date of such termination.

        5. Repurchase Option.

               (a) If Purchaser's Continuous Status as an Employee or Consultant terminates for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser all of Purchaser's Shares which are Unvested Shares as of the date of such termination, at the price paid by the Purchaser for such Shares (the "Repurchase Option").

               (b) Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally, by registered or certified mail, or by overnight courier, to Purchaser (or Purchaser's transferee or legal representative, as the case may be) and to the Escrow Agent (as hereinafter defined), within sixty (60) days of such termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than fifteen (15) days from the date of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price (the "Repurchase Price") therefor.

               (c) Payment of the Repurchase Price may be made, at the option of the Company, in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or by any combination thereof. If the Company elects to pay the entire Repurchase Price by check, it may make such payment to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser which states the name and address of the bank, the date of closing, and waives the closing at the Company's office.

               (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within sixty (60) days following the termination, the Repurchase Option shall terminate.

        6. Transfer of Shares; Escrow.

               (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer any Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

               (b) To ensure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 5, Purchaser hereby appoints Gary Filler, Chief Financial Officer of the Company, or any other person designated by Mr. Filler, as escrow agent (the "Escrow Agent") and as Purchaser's attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, as may be repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with two stock assignments duly endorsed in blank and in the form attached hereto as Exhibit A-1. The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow pursuant to Joint Escrow Instructions in the form attached hereto as Exhibit A-2 until
(i) the Company exercises its purchase right as provided in Section 5, (ii) such Unvested Shares become Vested Shares, or (iii) such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder. Notwithstanding any of the foregoing, however, the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

               (c) The Escrow Agent shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

               (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

               (e) No Shares may be sold, pledged, hypothecated or otherwise transferred by Purchaser until such Shares have become Vested Shares and are no longer subject to any security agreement for the benefit of the Company.

        7. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein. Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises either the Repurchase Option or the Right of First Refusal hereunder. Upon any such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser or the Escrow Agent, as the case may be, shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

        8. Company's Right of First Refusal. Before any Shares held by Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

               (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

               (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

               (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety (90) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares ninety (90) days after (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

        9. Restrictive Legends; Stop-Transfer Orders; Market Standoff.

               (a) Legends. Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL AND OTHER RESTRICTIONS FOR THE BENEFIT OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHTS OF FIRST REFUSAL AND OTHER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

               (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               (c) Market Standoff. Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

               (d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        10. Representations.

               (a) Investment Representation. Purchaser represents to the Company the following:

                      (i) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is acquiring these Shares for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                      (ii) Purchaser acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

                      (iii) Purchaser understands that the Shares are restricted securities within the meaning of Rule 144, promulgated under the Securities Act, which limits the sale of Shares in a public market transaction. Purchaser also understands that the exemption from registration under Rule 144 will not be available, in any event, for at least two (2) years from the date of purchase of and actual payment for the Shares, and even then will not be available unless
(A) a public trading market then exists for the Common Stock, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 are complied with. Purchaser understands that there can be no assurance that the requirements of Rule 144 will be met, or that the Shares will ever be eligible for sale.

                      (iv) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with

Regulation A, or some other registration exemption will be required, and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

               (b) Tax Representations. Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        11. Section 83(b) Elections. Purchaser understands that Section 83 of the Code, taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option. In the event the Company has registered under the Securities Exchange Act of 1934 (the "Exchange Act"), "restriction" with respect to officers, directors, and 10% shareholders also means the six-month period after the purchase of the Shares during which sales of certain securities by such officers, directors, and 10% shareholders would give rise to liability under Section 16(b) of the Exchange Act. Purchaser understands that it may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option or six-month Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares equals the amount paid for the Shares, the election must be made to avoid adverse tax consequences in the future. Purchaser understands that failure to make this filing in a timely manner will result in the recognition of ordinary income by Purchaser, as the Repurchase Option lapses, or after the lapse of the six-month Section 16(b) period, on any difference between the purchase price and the fair market value of the Shares at the time such restrictions lapse. A form of Election under Section 83(b) is attached to the Option Agreement as Exhibit A-3 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

        12. Additional Actions. The parties will execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        13. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with

Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to purchaser, at Purchaser's address as set forth beneath Purchaser's signature to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, (ii) if to the Company, to Diamond Multimedia Systems, Inc., with copy to Wilson Sonsini Goodrich and Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, Attention: Howard
S. Zeprun, Esq., or at such other address as the Company shall have furnished to Purchaser, or (iii) if to the Escrow Agent, to Gary S. Filler, Diamond Multimedia Systems, Inc., 1130 East Arques Avenue, Sunnyvale, California 94086

        14. Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of the California Department of Corporations, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's heirs, executors, administrators, successors and assigns.

        15. Entire Agreement; Amendment. This Agreement and, if applicable, any Joint Escrow Agreement or Security Agreement executed in connection herewith, constitute(s) the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        16. Arbitration. At the option of either party, any and all disputes or controversies, whether of law or fact, and of any nature whatsoever arising from or respecting this agreement, unless otherwise expressly provided herein, shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

               (a) The arbitrators shall be selected as follows: In the event the Company and the Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and the Purchaser shall each select one independent, qualified arbitrator and these two arbitrators shall select a third arbitrator. The Company reserves the right to reject any individual arbitrator who shall be employed by or affiliated with a competing organization.

               (b) Arbitration shall take place in Santa Clara County, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in secrecy. In such case all documents, testimony, and records shall be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the Company and Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrator, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary or a permanent injunction, or both, and shall also be able to award damages, with or without an accounting, costs, and reasonable attorneys' fees. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

               (c) Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and participate in all the arbitration hearings to the extent and in such manner as the law shall require.

        17. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

        Purchaser represents that Purchaser has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                       DIAMOND MULTIMEDIA SYSTEMS, INC.

                                       By:
                                          -------------------------------

                                       William J. Schroeder, President & CEO


                                       PURCHASER

                                       ----------------------------------

                                       ----------------------------------

                                       ADDRESS:
                                              ---------------------------

                                       ----------------------------------

                                   EXHIBIT A-1



                      ASSIGNMENT SEPARATE FROM CERTIFICATE





        FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers unto _________ (_______) shares of the Common Stock of Diamond Multimedia Systems, Inc. standing in the undersigned's name on the books of said corporation represented by Certificate No. ___, and do hereby irrevocably constitute and appoint _____________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Diamond Multimedia Systems, Inc. and the undersigned dated ________, 199__.



Dated: _____________, 199__



                                       ----------------------------------


                                       ----------------------------------




INSTRUCTIONS: Please do not fill in any blanks other than the signature line(s). The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-2



                            JOINT ESCROW INSTRUCTIONS

                                                                 January 3, 1995

Gary B. Filler
Chief Financial Officer
Diamond Multimedia Systems
1130 East Arques Avenue
Sunnyvale, CA 94086

Dear Mr. Filler,

        As Escrow Agent for both Diamond Multimedia Systems, Inc., a Delaware corporation (the "Company") and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement"), dated as of January 3, 1995, between the Company and the undersigned, in accordance with the following instructions:

        1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within sixty (60) days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                          COMPANY:              Diamond Multimedia Systems, Inc.
                                                1130 E. Arques Avenue
                                                Sunnyvale, California 94086
                                                Attn: Secretary

                          PURCHASER:



                          ESCROW AGENT:         Gary B. Filler
                                                Chief Financial Officer
                                                Diamond Multimedia Systems, Inc.
                                                1130 E. Arques Avenue
                                                Sunnyvale, California 94086
                                                Attn: Secretary

        15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        17. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

                                Very truly yours,

                                DIAMOND MULTIMEDIA SYSTEMS, INC.

                                By:

                                William J. Schroeder, President & CEO

                                PURCHASER:

                                -----------------------------------------

                                -----------------------------------------



                                ESCROW AGENT

                                -----------------------------------------


                                Gary B. Filler, Senior Vice President and
                                Chief Financial Officer

                                   EXHIBIT A-3

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

        The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

        1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:               TAXPAYER: _____________        SPOUSE:    _____________

ADDRESS:                      _____________                   _____________


                              _____________                   _____________

IDENTIFICATION NO.: TAXPAYER: _____________        SPOUSE:    _____________

TAXABLE YEAR: 199_

        2. The property with respect to which the election is made is described as follows: ______ shares (the "Shares") of the Common Stock of Diamond Multimedia Systems, Inc. (the "Company").

        3. The date on which the property was transferred is: ________, 199_.

        4. The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

        5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

               $_________.

        6. The amount (if any) paid for such property is:

               $_________.

        The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said Property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:         ___________, 199__       __________________________________


                                        __________________________________